ADVANCED SERIES TRUST

AST Goldman Sachs Global Income Portfolio

Supplement dated September 21, 2018 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Goldman Sachs Global Income Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

The Board of Trustees of the Trust recently approved: (i) the transfer of the existing subadvisory agreement between the PGIM Investments, LLC and Goldman Sachs Asset Management International (GSAMI) for the Portfolio from GSAMI to Goldman Sachs Asset Management, L.P. (GSAM), which would assume all rights, duties and obligations under such Subadvisory Agreement; and (ii) an arrangement between GSAM and GSAMI pursuant to which GSAM’s subadvisory responsibilities may be delegated to GSAMI or performed by employees of GSAMI who also have authority to act on behalf of GSAM.  This change will not affect how the Portfolio is managed, the individuals who are responsible for managing the day-to-day operations of the Portfolio, or the Portfolio’s fees or expenses. This change is effective as of September 14, 2018.

To reflect this change, the Summary Prospectus is hereby revised as follows:

I.	The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus relating to the Portfolio is hereby deleted and replaced with the table set forth below:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Goldman Sachs Asset Management, L.P. / Goldman Sachs Asset Management International*	Iain Lindsay, PhD, CFA	Managing Director	July 2015
		Hugh Briscoe	Managing Director	July 2015

* Personnel of Goldman Sachs Asset Management International, an affiliate of Goldman Sachs Asset Management, L.P., may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub-advisory services provided to the Portfolio.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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